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                        SUPPLEMENT DATED AUGUST 20, 2002

                                       TO

                         PROSPECTUSES DATED MAY 1, 2002


This Supplement is intended to be distributed with prospectuses dated May 1, 2002 for certain variable life insurance policies and variable annuity contracts that were issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company on or before May 1, 2002 ("Product Prospectuses").

The variable life insurance policies involved currently bear the title "MAJESTIC VARIABLE COLI," "MAJESTIC VARIABLE ESTATE PROTECTION," "MAJESTIC VARIABLE ESTATE PROTECTION 98," "MAJESTIC VARIABLE UNIVERSAL LIFE," "MAJESTIC VARIABLE UNIVERSAL LIFE 98," "MEDALLION EXECUTIVE VARIABLE LIFE," "MEDALLION EXECUTIVE VARIABLE LIFE II," "MEDALLION EXECUTIVE VARIABLE LIFE III," "MEDALLION VARIABLE UNIVERSAL LIFE EDGE," "MEDALLION VARIABLE UNIVERSAL LIFE PLUS," "VARIABLE ESTATE PROTECTION," "VARIABLE ESTATE PROTECTION EDGE," "VARIABLE ESTATE PROTECTION PLUS" or "VARIABLE MASTER PLAN PLUS."

The variable annuity contracts involved bear the title "DECLARATION VARIABLE ANNUITY," "INDEPENDENCE VARIABLE ANNUITY," "INDEPENDENCE PREFERRED VARIABLE ANNUITY," "INDEPENDENCE 2000 VARIABLE ANNUITY," "REVOLUTION ACCESS VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY," or "REVOLUTION VALUE VARIABLE ANNUITY."

This Supplement contains amendments to the prospectus for the John Hancock Variable Series Trust I dated May 1, 2002 ("Trust Prospectus") and to the Product Prospectuses.

AMENDMENT TO TRUST PROSPECTUS

     On August 20, 2002, the Board of Trustees of the John Hancock Variable Series Trust I, including all of its independent Trustees, approved an amended plan to combine the International Opportunities B Fund ("Acquired Fund") into the International Opportunities Fund ("Acquiring Fund"). Under the amended plan, the Acquiring Fund will acquire all of the Acquired Fund's assets and assume all of its liabilities. Also, the Acquiring Fund will issue its shares in place of all then outstanding shares of the Acquired Fund. The combination has been structured as a tax-free reorganization.

     The amended plan does not require a shareholder vote to approve the combination, in compliance with recent changes to rules of the SEC, because (a) the fundamental investment restrictions of the Acquiring Fund are substantially identical to the fundamental investment restrictions of the Acquired Fund, (b) there are no material differences between the investment management agreements (and sub-investment management agreements) of the Acquired Fund and the Acquiring Fund, and (c) the Board of Trustees includes a majority of independent Trustees who were elected by shareholders of the Acquired Fund. The combination of the Acquired Fund into the Acquiring Fund is scheduled to take place at the close of business on September 13, 2002.

AMENDMENT TO PRODUCT PROSPECTUSES

     You will no longer be able to invest in the International Opportunities B variable investment option after September 13, 2002. If any of your account value is in the International Opportunities B variable investment option at the close of business on September 13, 2002, we will automatically transfer it to the International Opportunities variable investment option at the then current net asset values of each of the underlying funds. This transfer will not be counted toward any limits on transfers in your variable life insurance policy or variable annuity contract.

INT OPPS B SUP (8/02)